UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2021

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(I.R.S. Employer Identification Number)

One SE Convenience Blvd., Ankeny, Iowa
(Address of principal executive offices)

50021
(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CASY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On March 17, 2021, Casey’s Marketing Company (“CMC”), a wholly-owned subsidiary of Casey’s General Stores, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “APA”) with Circle K Stores Inc.  Pursuant to the APA, CMC will acquire substantially all of the assets with respect to 49 convenience stores (including retail fuel operations) located in Oklahoma (the “Proposed Transaction”) for an aggregate purchase price in cash of $39 million, subject to customary post-closing adjustments.  The Proposed Transaction includes 46 leased properties and 3 owned properties.  The Company anticipates that the closing of the Proposed Transaction, which is conditioned upon the satisfaction of customary closing conditions, will occur during its fiscal quarter ended July 31, 2021.

The foregoing description of the APA and Proposed Transaction is qualified in its entirety by reference to the APA, a copy of which is attached as Exhibit 2.1, and is incorporated herein by reference.

Credit Agreement Amendment

On March 17, 2021, the Company entered into a third amendment (the “Third Amendment”) to its existing credit agreement dated January 11, 2019, as amended, to extend the borrowing deadline for the term loan facility as provided thereunder by two months, to May 23, 2021.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the Third Amendment, a copy of which is attached as Exhibit 10.1 as is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the heading “Credit Agreement Amendment” in Item 1.01 above is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 22, 2021, the Company issued a press release announcing the Proposed Transaction, a copy of which is attached as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Asset Purchase Agreement by and among Casey’s Marketing Company and Circle K Stores Inc., dated March 17, 2021

10.1	Amendment No. 3 to Credit Agreement

99.1	Press Release issued by Casey’s General Stores, Inc. dated March 22, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K because such schedules and exhibits do not contain information that is material to an investment decision or that is not otherwise disclosed in the filed agreements. The Company will furnish the omitted schedules and exhibits to the SEC upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: March 22, 2021	By:	/s/ Stephen P. Bramlage, Jr.
Stephen P. Bramlage, Jr. Chief Financial Officer